UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: October 28, 2003
(Date of earliest event reported)

Hanmi Financial Corporation
(exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3660 Wilshire Blvd. PH-A
Los Angeles, California 90010
(Address of Principal executive offices, including zip code)

(213) 382-2200
(Registrant’s telephone number, including area code)

ITEM 12. Results of Operations and Financial Condition

     On October 23, 2003, Hanmi Financial Corporation announced its results of operations for the quarter ended September 30, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Exhibit Number

99.1	Press Release, dated October 23, 2003, issued by Hanmi Financial Corporation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

Hanmi Financial Corporation

Date: October 28, 2003	By Name: Title:	/s/ Hyun-Kee Hong Hyun-Kee Hong Senior Vice President and acting Chief Financial Officer (principal financial and accounting officer)

EXHIBIT INDEX

Item No.	Description

99.1	Press Release, dated October 23, 2003, issued by Hanmi Financial Corporation.